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                                                                 EXHIBIT 10.14

                    THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                               BUSINESS LOAN AGREEMENT


This Third Amendment to Second Amended and Restated Business Loan Agreement ("Amendment") is made this 1 day of February, 1996, to be effective as of February 1, 1996 ("Effective Date") by and between The Sportsman's Guide, Inc., a Minnesota corporation ("Borrower"), and Bank One, Dayton, NA ("Bank One").


                                      WITNESSETH:


WHEREAS, Borrower and Bank One entered into a Second Amended and Restated Business Loan Agreement dated June 20, 1995 (the "Agreement") as amended by an Amendment to Second Amended and Restated Business Loan Agreement dated October 16, 1995 and a Second Amendment to Amended and Restated Business Loan Agreement dated November 10, 1995; and WHEREAS, Borrower desires and Bank One has agreed to amend certain financial covenants as set forth in the Agreement, to include one new and additional covenant and amend the Borrowing Base Addendum attached to the Agreement.

NOW, THEREFORE, in consideration of the premises and the terms and conditions set forth herein, Borrower and Bank One agree to amend the Agreement as follows:

1. Delete the amended Exhibit "A" attached to the Agreement and insert the second amended Exhibit "A" attached hereto in its place.

2. Delete the Amended "Borrowing Base" Addendum and the Borrowing Base Compliance Certificate attached to the Agreement and insert the Second Amended "Borrowing Base" Addendum and the Borrowing Base Compliance Certificate attached hereto in its place.

3. Availability under credit facility is subject to a capital infusion into The Sportsman's Guide, Inc. prior to March 31, 1996 of an amount equal to or greater than Borrower's 1995 fiscal year end after tax loss. In addition, The Sportsman's Guide, Inc. is prohibited from paying any subordinated debt, including principal and interest.

4. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first written above.

                                                THE SPORTSMAN'S GUIDE, INC., A
                                                MINNESOTA CORPORATION


                                                By:  /s/ Charles Lingen
                                                     -------------------------
                                                Its: V.P. FINANCE/CFO
                                                     -------------------------


                                                BANK ONE, DAYTON NA


                                                By:  John Middelberg
                                                     -------------------------
                                                Its: Vice President
                                                     -------------------------